PAGE 1 OF 3 OF POWER OF ATTORNEY TO U.S. BANCORP REGISTRATION STATEMENT ON FORM S-4.


                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Susan E. Lester and Terrance R. Dolan and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-4 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhbits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


              SIGNATURE                 TITLE                   DATE


                               Chairman, President,                       , 1999
-----------------------------  Chief Executive Officer     ---------------
John F. Grundhofer             and Director (principal
                               executive officer)


                               Executive Vice President                   , 1999
-----------------------------  and Chief Financial         ---------------
Susan E. Lester                Officer (principal
                               financial officer)


                               Senior Vice President and                  , 1999
-----------------------------  Controller (principal       ---------------
Terrance R. Dolan              accounting officer)


/s/ Linda L. Ahlers            Director                    March 23       , 1999
-----------------------------                              ---------------
Linda L. Ahlers


/s/ Harry L. Bettis            Director                    March 24       , 1999
-----------------------------                              ---------------
Harry L. Bettis


/s/ Gerry B. Cameron           Director                    March 23       , 1999
-----------------------------                              ---------------
Gerry B. Cameron

PAGE 2 OF 3 OF POWER OF ATTORNEY TO U.S. BANCORP REGISTRATION STATEMENT ON FORM S-4.


/s/ Carolyn Silva Chambers     Director                                   , 1999
-----------------------------                              ---------------
Carolyn Silva Chambers


/s/ Arthur D. Collins, Jr.     Director                    March 23       , 1999
-----------------------------                              ---------------
Arthur D. Collins, Jr.


/s/ Peter H. Coors             Director                                   , 1999
-----------------------------                              ---------------
Peter H. Coors


/s/ Robert L. Dryden           Director                    March 23       , 1999
-----------------------------                              ---------------
Robert L. Dryden


/s/ Joshua Green III           Director                    March 23       , 1999
-----------------------------                              ---------------
Joshua Green III


/s/ Roger L. Hale              Director                    March 23       , 1999
-----------------------------                              ---------------
Roger L. Hale


/s/ Delbert W. Johnson         Director                                   , 1999
-----------------------------                              ---------------
Delbert W. Johnson


/s/ Joel W. Johnson            Director                    March 29       , 1999
-----------------------------                              ---------------
Joel W. Johnson


/s/ Richard L. Knowlton        Director                    March 23       , 1999
-----------------------------                              ---------------
Richard L. Knowlton


/s/ Jerry W. Levin             Director                                   , 1999
-----------------------------                              ---------------
Jerry W. Levin


/s/ Edward J. Phillips         Director                    March 26       , 1999
-----------------------------                              ---------------
Edward J. Phillips


/s/ Paul A. Redmond            Director                                   , 1999
-----------------------------                              ---------------
Paul A. Redmond

PAGE 3 OF 3 OF POWER OF ATTORNEY TO U.S. BANCORP REGISTRATION STATEMENT ON FORM S-4.


/s/ Richard G. Reiten          Director                    March 23       , 1999
-----------------------------                              ---------------
Richard G. Reiten


/s/ S. Walter Richey           Director                                   , 1999
-----------------------------                              ---------------
S. Walter Richey


/s/ Richard L. Schall          Director                    March 23       , 1999
-----------------------------                              ---------------
Richard L. Schall


/s/ Walter Scott, Jr.          Director                                   , 1999
-----------------------------                              ---------------
Walter Scott, Jr.


/s/ Warren R. Staley           Director                    March 29       , 1999
-----------------------------                              ---------------
Warren R. Staley